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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2007

                        COMMISSION FILE NUMBER 001-16111

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                              GLOBAL PAYMENTS INC.
               (Exact name of registrant as specified in charter)

                  Georgia                                    58-2567903
       (State or other jurisdiction of                    (I.R.S. Employer
        incorporation or organization)                   identification no.)

10 Glenlake Parkway, North Tower, Atlanta, Georgia           30328-3473
    (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code: 770-829-8234

                                      NONE
              (Former name, former address and former fiscal year,
                          if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On April 5, 2007, Global Payments Inc. (the "Company"), a Georgia corporation, issued a press release announcing that its Board of Directors has approved a share repurchase program that authorized the purchase of up to $100 million of Global Payments' stock in the open market or as otherwise may be determined by the Company, subject to market conditions, business opportunities, and other factors. This authorization has no expiration date and may be suspended or terminated at any time. Repurchased shares will be retired but will be available for future issuance.

A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

        99.1   Press Release dated April 5, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Global Payments Inc.
                                                    ----------------------------
                                                    (Registrant)


Date: April 5, 2007                                 By: /s/ Joseph C. Hyde
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                                                        Joseph C. Hyde
                                                        Chief Financial Officer

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